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                                         EXHIBIT 21

                               SUBSIDIARIES OF THE REGISTRANT
                               ------------------------------
                                                    Jurisdictions of            Percentage of
Subsidiary Name. . . . . . . . . . . . . . . . . .  Incorporation                  Control
--------------------------------------------------  ----------------            -------------
Benco Pet Foods, Inc.. . . . . . . . . . . . . . .  Illinois                            100%
Berec  Components Limited. . . . . . . . . . . . .  UK                                  100%
Berec Overseas Investments Limited . . . . . . . .  UK                                  100%
Checkerboard Holding Company, Inc. . . . . . . . .  Delaware                            100%
Checkerboard Insurance Company, Ltd. . . . . . . .  Bermuda                             100%
Checkerboard Media Company, Inc. . . . . . . . . .  Missouri                            100%
Checkerboard Properties, Inc.. . . . . . . . . . .  Delaware                            100%
Corporate Insurance Services, Inc. . . . . . . . .  Missouri                            100%
EBC Batteries, Inc.. . . . . . . . . . . . . . . .  Delaware                            100%
EBC (India) Company Ltd. . . . . . . . . . . . . .  India                               100%
EBC Uruguay, S. A. . . . . . . . . . . . . . . . .  Uruguay                             100%
Edward Baker Holdings, Ltd.. . . . . . . . . . . .  UK                                  100%
Edward Baker, Ltd. . . . . . . . . . . . . . . . .  UK                                  100%
Energizer (China) Co., Ltd.. . . . . . . . . . . .  China                               100%
Energizer Hellas A.E.. . . . . . . . . . . . . . .  Greece                              100%
Energizer Holdings, Inc. . . . . . . . . . . . . .  MO                                  100%
Energizer Hungary Trading Ltd. . . . . . . . . . .  Hungary                             100%
Energizer Iberia, Inc. . . . . . . . . . . . . . .  Spain                               100%
Energizer Korea, Ltd.. . . . . . . . . . . . . . .  Korea                               100%
Energizer India Limited. . . . . . . . . . . . . .  India                                51%
Energizer International, Inc.. . . . . . . . . . .  Delaware                            100%
Energizer Japan, Inc.. . . . . . . . . . . . . . .  Delaware                            100%
Energizer Nordic A/S . . . . . . . . . . . . . . .  Denmark                             100%
Energizer LLC. . . . . . . . . . . . . . . . . . .  Russia                              100%
Energizer Middle East and Africa Limited . . . . .  Delaware                            100%
Energizer Polska Spolka zo.o . . . . . . . . . . .  Poland                              100%
Energizer Rechargeable Products Asia Pacific Ltd..  Hong Kong                           100%
Energizer Slovakia, Spol.Sr.O. . . . . . . . . . .  Slovak Republic                     100%
Energizer (South Africa) Ltd.. . . . . . . . . . .  Delaware                            100%
Energizer (Thailand) Limited . . . . . . . . . . .  Thailand                            100%
Energizer Company. . . . . . . . . . . . . . . . .  UK                                  100%
Ever Ready (Ireland) Limited . . . . . . . . . . .  Ireland                             100%
Ever Ready Limited . . . . . . . . . . . . . . . .  UK                                  100%
Eveready Australia Pty. Limited. . . . . . . . . .  Australia                           100%
Eveready Batteries Hong Kong Limited . . . . . . .  Hong Kong                           100%
Eveready Batteries Kenya Ltd.. . . . . . . . . . .  Kenya                                14%
Eveready Battery Company Asia Pacific, Inc.. . . .  Delaware                            100%
Eveready Battery Company, Inc. . . . . . . . . . .  Delaware                            100%
Eveready Battery Company Lanka Limited . . . . . .  Sri Lanka                            60%
Eveready Battery Company (Malaysia) SDN.BHD. . . .  Malaysia                             80%
Eveready Battery Company Philippines, Inc. . . . .  Philippines                         100%
Eveready Battery International, Inc. . . . . . . .  Delaware                            100%
Eveready de Chile S.A. . . . . . . . . . . . . . .  Chile                               100%
Eveready de Colombia, S.A. . . . . . . . . . . . .  Colombia                            100%
Eveready de Mexico S.A. de C.V.. . . . . . . . . .  Mexico                              100%
Eveready de Venezuela, C.A.. . . . . . . . . . . .  Venezuela                           100%
Eveready Ecuador C.A.. . . . . . . . . . . . . . .  Ecuador                             100%
Eveready Egypt S.A.E.. . . . . . . . . . . . . . .  Egypt                                51%
Eveready Energizer Miniatures Limited. . . . . . .  India                                49%
Eveready Ghana Limited . . . . . . . . . . . . . .  Ghana                              66.6%
Eveready Hong Kong Company . . . . . . . . . . . .  Hong Kong                           100%
Eveready New Zealand Limited . . . . . . . . . . .  New Zealand                         100%
Eveready Puerto Rico, Inc. . . . . . . . . . . . .  Puerto Rico                         100%
Eveready Singapore Pte. Ltd. . . . . . . . . . . .  Singapore                           100%
Fundacio Purivada Purina . . . . . . . . . . . . .  Spain                               100%
Gallina Blanca Purina, S.A.. . . . . . . . . . . .  Spain                                50%
LaSalle Park Redevelopment Corporation . . . . . .  Missouri                            100%
Paul's Ltd.. . . . . . . . . . . . . . . . . . . .  UK                                  100%
Petfood Services, B.V. . . . . . . . . . . . . . .  Netherlands                         100%
PT Eveready Battery Company Indonesia. . . . . . .  Indonesia                            80%
PT Eveready Trading Company. . . . . . . . . . . .  Indonesia                           100%
Purina China, Inc. . . . . . . . . . . . . . . . .  Delaware                            100%
Purina Japan KK. . . . . . . . . . . . . . . . . .  Japan                               100%
Ralston Battery Systems Ges.m.b.H. . . . . . . . .  Austria                             100%
Ralston Energy Systems BeneLux, N.V. . . . . . . .  Belgium                             100%
Ralston Energy Systems Deutschland G.m.b.H.. . . .  Germany                             100%
Ralston Energy Systems France S.A. . . . . . . . .  France                              100%
Ralston Energy Systems Iberica, S.A. . . . . . . .  Spain                               100%
Ralston Energy Systems Italia, S.p.A.. . . . . . .  Italy                               100%
Ralston Energy Systems S.A.. . . . . . . . . . . .  Switzerland                         100%
Ralston Energy Systems s.r.o.. . . . . . . . . . .  Czech Republic                      100%
Ralston Energy Systems U.K. Limited. . . . . . . .  UK                                  100%
Ralston Products, Inc. . . . . . . . . . . . . . .  Delaware                            100%
Ralston Purina Argentina S.A.. . . . . . . . . . .  Argentina                           100%
Ralston Purina Americas, Inc.. . . . . . . . . . .  Delaware                            100%
Ralston Purina Australia Pty. Ltd. . . . . . . . .  Australia                           100%
Ralston Purina Canada, Inc.. . . . . . . . . . . .  Canada                              100%
Ralston Purina Child Development Center, Inc.. . .  Missouri                            100%
Ralston Purina Colombiana, S.A.. . . . . . . . . .  Colombia                            100%
Ralston Purina de Centroamerica, S.A. (Guatemala).  Guatemala                           100%
Ralston Purina de Venezuela, C.A.. . . . . . . . .  Venezuela                           100%
Ralston Purina do Brasil Ltda. . . . . . . . . . .  Brazil                              100%
Ralston Purina Deutschland GmbH. . . . . . . . . .  Germany                             100%
Ralston Purina Europe, S.A.. . . . . . . . . . . .  Spain                               100%
Ralston Purina Government Affairs, Inc.. . . . . .  Delaware                            100%
Ralston Purina Holdings Mexico, S.A. de C.V. . . .  Mexico                              100%
Ralston Purina Italia, SpA . . . . . . . . . . . .  Italy                               100%
Ralston Purina Mexico, S.A. de C.V.. . . . . . . .  Mexico                              100%
Ralston Purina Pet Products France, S.A. . . . . .  France                             99.6%
Ralston Purina Peru, S.A.
Ralston Purina Sales, Limited. . . . . . . . . . .  Barbados                            100%
Ralston Trust, Ltd.. . . . . . . . . . . . . . . .  UK                                  100%
Rechargeable Products Nordic, A.B. . . . . . . . .  Sweden                              100%
Rechargeabe Products (UK) Ltd. . . . . . . . . . .  UK                                  100%
Sistemas de Baterias S.A. de C.V.. . . . . . . . .  Mexico                              100%
Sonca Products Limited . . . . . . . . . . . . . .  Hong Kong                           100%
Technomene Pet Foods, Inc. . . . . . . . . . . . .  Delaware                            100%
Tower Enterprises, Inc.. . . . . . . . . . . . . .  Missouri                            100%
Tower Holding Company, Inc.. . . . . . . . . . . .  Delaware                            100%
VCS Holding Company. . . . . . . . . . . . . . . .  Delaware                            100%
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